Warrant No. __
Warrant to Purchase a Maximum of
[___________] Shares of Common Stock of
GC China Turbine Corp.

(Void after _____, 2009)

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.  THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER SUCH ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED OR UNLESS SOLD PURSUANT TO RULE 144 OF SUCH ACT.

THIS WARRANT AND THE SHARES PURCHASABLE HEREUNDER ARE SUBJECT TO RESTRICTIONS ON TRANSFER AS SET FORTH HEREIN.

1.           Issuance of Warrant.  This certifies that ________________, or assigns, for value received, will be entitled to purchase from GC China Turbine, Corp., a Nevada corporation (the “Company”), subject to the terms set forth below, a maximum of [_____________] fully paid and nonassessable shares (subject to adjustment as provided herein) of the Company’s Common Stock (the “Warrant Shares”) for cash at a price of $1.00 per share (the “Exercise Price”) (subject to adjustment as provided herein) at any time or from time to time up to and including 5:00 p.m. (Eastern Time) (subject to Section 2 below) on ________, 2012 (the “Expiration Date”) upon surrender to the Company at its principal office (or at such other location as the Company may advise the Holder in writing) of this Warrant properly endorsed with the Exercise Notice attached hereto duly filled in and signed and upon payment in cash, wire transfer or by check of the aggregate Exercise Price for the number of shares for which this Warrant is being exercised determined in accordance with the provisions hereof.  The Exercise Price is subject to adjustment as provided in Section 4 of this Warrant.

2.           Exercise of Warrant

2.1           Exercise, Issuance of Certificates, Reduction in Number of Warrant Shares.  Subject to Section 2.3 below, this Warrant is exercisable at the option of the Holder of record hereof on or prior to the Expiration Date, at any time or from time to time, for all or any part of the Warrant Shares (but not for a fraction of a share) which may be purchased hereunder, as that number may be adjusted pursuant to Section 4 of this Warrant.  The Company agrees that the Warrant Shares purchased under this Warrant shall be and are deemed to be issued to the Holder hereof as the record owner of such Warrant Shares as of the close of business on the date on which this Warrant shall have been surrendered, properly endorsed, the completed and executed Exercise Notice delivered, and payment made for such Warrant Shares.  Certificates for the Warrant Shares so purchased, together with any other securities or property to which the Holder hereof is entitled upon such exercise, shall be delivered to the Holder hereof by the Company at the Company’s expense as soon as practicable after the rights represented by this Warrant have been so exercised.  In case of a purchase of less than all the Warrant Shares which may be purchased under this Warrant, the Company shall cancel this Warrant and execute and deliver to the Holder hereof within a reasonable time a new Warrant of like tenor for the balance of the Warrant Shares purchasable under the Warrant surrendered upon such purchase.  Each stock certificate so delivered shall be registered in the name of such Holder.

2.2           Cashless Exercise.  Subject to Section 2.3 below, the Holder may, in its sole discretion, exercise this Warrant in whole or in part and, in lieu of making the cash payment otherwise contemplated to be made to the Company upon such exercise in payment of the Exercise Price, elect instead to receive upon such exercise the “Net Number” of shares of the Company’s Common Stock determined according to the following formula (a “Cashless Exercise”):

Net Number = (A x B) - (A x C)

B

For purposes of the foregoing formula:

A= the total number of shares with respect to which this Warrant is then being exercised.

B= the Closing Sale Price of the Common Stock on the Trading Day immediately preceding the date of the Exercise Notice.

C= the Exercise Price then in effect for the applicable Warrant Shares at the time of such exercise.

2.3           Limitations on Exercises.  Notwithstanding anything to the contrary contained in this Warrant, this Warrant shall not be exercisable by the Holder hereof to the extent (but only to the extent) that the Holder or any of its affiliates would beneficially own in excess of five percent (5%) of the then current issued and outstanding shares of the Company’s Common Stock.

3.           Shares to be Fully Paid; Reservation of Shares.  The Company covenants and agrees that all Warrant Shares, will, upon issuance and, if applicable, payment of the applicable Exercise Price, be duly authorized, validly issued, fully paid and nonassessable, and free of all preemptive rights, liens and encumbrances, except for restrictions on transfer provided for herein or under applicable federal and state securities laws.  The Company shall at all times reserve and keep available out of its authorized and unissued Common Stock, solely for the purpose of providing for the exercise of the rights to purchase all Warrant Shares granted pursuant to this Warrant, such number of shares of Common Stock as shall, from time to time, be sufficient therefor.

4.           Adjustment of Exercise Price and Number of Shares.  The Exercise Price and the total number of Warrant Shares shall be subject to adjustment from time to time upon the occurrence of certain events described in this Section 4.  Upon each adjustment of the Exercise Price, the Holder of this Warrant shall thereafter be entitled to purchase, at the Exercise Price resulting from such adjustment, the number of shares obtained by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of shares purchasable pursuant hereto immediately prior to such adjustment, and dividing the product thereof by the Exercise Price resulting from such adjustment.

4.1           Subdivision or Combination of Stock.  In case the Company shall at any time split or subdivide its outstanding shares of Common Stock into a greater number of shares, the Exercise Price in effect immediately prior to such split or subdivision shall be proportionately reduced and the number of Warrant Shares issuable hereunder proportionately increased, and conversely, in case the outstanding shares of the Common Stock of the Company shall be combined into a smaller number of shares, the Exercise Price in effect immediately prior to such combination shall be proportionately increased and the number of Warrant Shares issuable hereunder proportionately decreased.

4.2           Reclassification.  If any reclassification of the capital stock of the Company or any reorganization, consolidation, merger, or any sale, lease, license, exchange or other transfer (in one transaction or a series of related transactions) of all or substantially all, of the business and/or assets of the Company (the “Reclassification Events”) shall be effected in such a way that holders of Common Stock shall be entitled to receive stock, securities, or other assets or property, then, as a condition of such Reclassification Event lawful and adequate provisions shall be made whereby the Holder hereof shall thereafter have the right to purchase and receive (in lieu of the shares of Common Stock of the Company immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby) such shares of stock, securities, or other assets or property as may be issued or payable with respect to or in exchange for a number of outstanding shares of such Common Stock equal to the number of shares of such stock immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby.  In any Reclassification Event, appropriate provision shall be made with respect to the rights and interests of the Holder of this Warrant to the end that the provisions hereof (including, without limitation, provisions for adjustments of the Exercise Price and of the number of Warrant Shares), shall thereafter be applicable, as nearly as may be, in relation to any shares of stock, securities, or assets thereafter deliverable upon the exercise hereof.

4.3           Notice of Adjustment.  Upon any adjustment of the Exercise Price or any increase or decrease in the number of Warrant Shares, the Company shall give written notice thereof, by first class mail postage prepaid, addressed to the registered Holder of this Warrant at the address of such Holder as shown on the books of the Company.  The notice shall be prepared and signed by the Company’s Chief Financial Officer and shall state the Exercise Price resulting from such adjustment and the increase or decrease, if any, in the number of shares purchasable at such price upon the exercise of this Warrant, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

5.           No Voting or Dividend Rights.  Nothing contained in this Warrant shall be construed as conferring upon the holder hereof the right to vote or to consent to receive notice as a shareholder of the Company on any other matters or any rights whatsoever as a shareholder of the Company.  No dividends or interest shall be payable or accrued in respect of this Warrant or the interest represented hereby or the shares purchasable hereunder until, and only to the extent that, this Warrant shall have been exercised.

6.           Compliance with Securities Act: Transferability of Warrant, Disposition of Shares of Common Stock.

6.1           Compliance with Securities Act.  The Holder of this Warrant, by acceptance hereof, agrees that this Warrant and the Warrant Shares to be issued upon exercise hereof are being acquired for investment and that it will not offer, sell, or otherwise dispose of this Warrant or any Warrant Shares except under circumstances which will not result in a violation of the Securities Act of 1933, as amended (the “Act”) or any applicable state securities laws.  This Warrant and all Warrant Shares (unless registered under the Act) shall be stamped or imprinted with a legend in substantially the following form:

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”).  ANY TRANSFER OF SUCH SECURITIES SHALL BE INVALID UNLESS A REGISTRATION STATEMENT UNDER THE ACT IS IN EFFECT AS TO SUCH TRANSFER OR, IN THE OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY, SUCH REGISTRATION IS UNNECESSARY FOR SUCH TRANSFER TO COMPLY WITH THE ACT.”

6.2           Access to Information; Pre-Existing Relationship.  Holder has had the opportunity to ask questions of, and to receive answers from, appropriate executive officers of the Company with respect to the terms and conditions of the transactions contemplated hereby and with respect to the business, affairs, financial condition and results of operations of the Company.  Holder has had access to such financial and other information as is necessary in order for Holder to make a fully informed decision as to investment in the Company, and has had the opportunity to obtain any additional information necessary to verify any of such information to which Holder has had access.  Holder further represents and warrants that the Holder has either (i) a pre-existing relationship with the Company or one or more of its officers or directors consisting of personal or business contacts of a nature and duration which enable the Holder to be aware of the character, business acumen and general business and financial circumstances of the Company or the officer or director with whom such relationship exists or (ii) such business or financial expertise as to be able to protect the Holder’s own interests in connection with the purchase of the Warrant Shares.

6.3           Warrant Not Transferable.  This Warrant and all rights hereunder are not transferable without the prior written consent of the Company, which consent shall not be unreasonably withheld, except that this Warrant and all rights hereunder may be transferred to an affiliate of the Holder, in whole or in part, without charge to the Holder (except for transfer taxes), upon surrender of this Warrant properly endorsed; provided, however, that the Holder shall notify the Company in writing in advance of any proposed transfer.

6.4           Disposition of Warrant Shares and Common Stock.  With respect to any offer, sale, or other disposition of the Warrant or any Warrant Shares, the Holder hereof and each subsequent Holder of this Warrant agrees to give written notice to the Company prior thereto, describing briefly the manner thereof, together with a written opinion of such holder’s counsel, if reasonably requested by the Company, to the effect that such offer, sale or other disposition may be effected without registration or qualification (under the Act as then in effect or any federal or state law then in effect) of such Warrant or Warrant Shares, as the case may be, and indicating whether or not under the Act certificates for such Warrant or Warrant Shares to be sold or otherwise disposed of require any restrictive legend as to applicable restrictions on transferability in order to insure compliance with the Act.  Promptly upon receiving such written notice and opinion, the Company, as promptly as practicable, shall notify such Holder that such Holder may sell or otherwise dispose of such Warrant or Warrant Shares, all in accordance with the terms of the notice delivered to the Company.  If a determination has been made pursuant to this subparagraph 6.4 that the opinion of the counsel for the Holder is not reasonably satisfactory to the Company, the Company shall so notify the Holder promptly after such determination has been made.  Notwithstanding the foregoing, such Warrant or Warrant Shares may be offered, sold or otherwise disposed of in accordance with Rule 144 under the Act, provided that the Company shall have been furnished with such information as the Company may request to provide reasonable assurance that the provisions of Rule 144 have been satisfied.  Each certificate representing the Warrant or Warrant Shares thus transferred (except a transfer pursuant to Rule 144) shall bear a legend as to the applicable restrictions on transferability in order to insure compliance with the Act, unless in the aforesaid opinion of counsel for the Holder, such legend is not required in order to insure compliance with the Act.  The Company may issue stop transfer instructions to its transfer agent in connection with such restrictions.

7.           Modification and Waiver.  This Warrant and any provision hereof may be changed, waived, discharged, or terminated only by an instrument in writing signed by the party against which enforcement of the same is sought.

8.           Notices.  Any notice, request, or other document required or permitted to be given or delivered to the Holder hereof or the Company shall be delivered by hand or messenger or shall be sent by certified mail, postage prepaid, or by overnight courier to each such Holder at its address as shown on the books of the Company or to the Company at the address indicated therefor in the first paragraph of this Warrant or such other address as either may from time to time provide to the other.  Each such notice or other communication shall be treated as effective or having been given (i) when delivered if delivered personally, (ii) if sent by registered or certified mail, at the earlier of its receipt or three business days after the same has been registered or certified as aforesaid, or (iii) if sent by overnight courier, on the next business day after the same has been deposited with a nationally recognized courier service.

9.           Governing Law.  This Warrant shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of Nevada.

10.           Lost or Stolen Warrant.  Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction, or mutilation of this Warrant and, in the case of any such loss, theft or destruction, upon receipt of an indemnity reasonably satisfactory to the Company, or in the case of any such mutilation, upon surrender and cancellation of such Warrant, the Company, at its expense, will make and deliver a new Warrant, of like tenor, in lieu of the lost, stolen, destroyed or mutilated Warrant.

11.           Fractional Shares.  No fractional shares shall be issued upon exercise of this Warrant.  The Company shall, in lieu of issuing any fractional share, pay the Holder entitled to such fraction a sum in cash equal to such fraction (calculated to the nearest 1/100th of a share) multiplied by the then effective Exercise Price on the date the Exercise Notice is received by the Company.

12.           Successors and Assigns.  This Warrant and the rights evidenced hereby shall inure to the benefit of and be binding upon the successors of the Company and the Holder.  The provisions of this Warrant are intended to be for the benefit of all Holders from time to time of this Warrant, and shall be enforceable by any such Holder.

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IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed by its officer, thereunto duly authorized as of this 30th day of October, 2009.

GC CHINA TURBINE CORP.,
a Nevada corporation

By:

Name:	Marcus Laun

Title:	Director

EXERCISE NOTICE

TO BE EXECUTED BY THE REGISTERED HOLDER TO EXERCISE THIS
WARRANT TO PURCHASE COMMON STOCK

GC China Turbine Corp.

The undersigned holder hereby exercises the right to purchase _________________ of the shares of Common Stock (“Warrant Shares”) of GC China Turbine Corp., a Nevada corporation (the “Company”), evidenced by the Warrant to Purchase Common Stock No. _______ (the “Warrant”). Capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Warrant.

1.           Form of Exercise Price.  The Holder intends that payment of the Exercise Price shall be made as:

____________	a “Cash Exercise” with respect to _________________ Warrant Shares; and/or

____________	a “Cashless Exercise” with respect to _______________ Warrant Shares.

2.           Payment of Exercise Price.  In the event that the Holder has elected a Cash Exercise with respect to some or all of the Warrant Shares to be issued pursuant hereto, the Holder shall pay the aggregate Exercise Price in the sum of $___________________ to the Company in accordance with the terms of the Warrant.

3.           Qualified Institutional/Accredited Investor. If the Holder is making a Cash Exercise, the Holder hereby represents that the Holder is an “accredited investor” as that term is defined in Rule 501 of the rules and regulations promulgated under the Securities Act of 1933, as amended.

4.           Delivery of Warrant Shares.  The Company shall deliver to Holder, or its designee or agent as specified below, __________ Warrant Shares in accordance with the terms of the Warrant.  Delivery shall be made to Holder, or for its benefit, to the following address:

_______________________
_______________________
_______________________
_______________________

Date: _______________ __, ______

Name of Registered Holder

By:
Name:
Title:

(1)  Insert here the number of shares called for on the face of the Warrant (or, in the case of a partial exercise, the portion thereof as to which the Warrant is being exercised), in either case without making any adjustment for any stock or other securities or property or cash which, pursuant to the adjustment provisions of the Warrant, may be deliverable upon exercise.

ACKNOWLEDGMENT

The Company hereby acknowledges this Exercise Notice and hereby directs ________________________ to issue the above indicated number of shares of Common Stock in accordance with the Transfer Agent Instructions dated _____________, 2009 from the Company and acknowledged and agreed to by ___________________________.

GC CHINA TURBINE CORP.,
a Nevada corporation

By:

Name:

Title: